Exhibit 10(b)

TERMINATION AMENDMENT

PARKER-HANNIFIN CORPORATION
AMENDED AND RESTATED CHANGE IN CONTROL SEVERANCE AGREEMENT

This TERMINATION AMENDMENT (the “Amendment”), is executed this 13th day of April, 2015, by Donald E. Washkewicz (“Employee”) and Parker-Hannifin Corporation (the “Company” and, collectively with Employee, the “Parties”).
W I T N E S S E T H:
WHEREAS, Employee and the Company are parties to that certain Parker-Hannifin Corporation Amended and Restated Change in Control Severance Agreement dated November 21, 2008 (the “Agreement”); and
WHEREAS, Employee retired from his positions as Chief Executive Officer and President of the Company effective February 1, 2015 (the “Retirement Date”); and
WHEREAS, in connection with Employee’s retirement, the Human Resources and Compensation Committee of the Board of Directors of the Company determined to terminate the Agreement effective as of the Retirement Date; and
WHEREAS, Section 15 of the Agreement provides that any modification or waiver thereof must be agreed to in writing and signed by Employee and a duly authorized officer of the Company; and
WHEREAS, the Parties wish to terminate the Agreement effective as of the Retirement Date;
NOW THEREFORE, the Parties agree as follows:
1.    Effective February 1, 2015, that certain Parker-Hannifin Corporation Amended and Restated Change in Control Severance Agreement dated November 21, 2008 (the “Agreement”) is hereby terminated.
2.     Notwithstanding anything to the contrary, Employee is not eligible to participate in the Parker-Hannifin Corporation Amended and Restated Change in Control Severance Plan.
3.    The Parties acknowledge and agree that there has not occurred a “Change in Control” (as such term is defined in the Agreement) during the term of the Agreement.
4.    The Parties intend this Amendment to be legally binding upon each of them and their respective successors and assigns.
5.    Employee acknowledges that, in signing this Amendment, he does not rely on any representation or statement, written or oral, not expressly set forth in this Amendment or the Agreement.

IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate on the date(s) specified below.
Donald E. Washkewicz                Parker-Hannifin Corporation

/s/Donald E. Washkewicz                By:    /s/Daniel S. Serbin
Signature                        Its:    Executive Vice President - Human
Resources & External Affairs
Date:    4/13/2015                    Date:    4/13/2015

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